TrueShares Technology AI & Deep Learning ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.1%	Shares	Value
Biotechnology - 2.9%
Relay Therapeutics, Inc. (a)	51,536	$135,025
Structure Therapeutics, Inc. - ADR (a)	39,217	678,846
		813,871

Computers - 15.1%
Crowdstrike Holdings, Inc. - Class A (a)	8,441	2,976,128
Zscaler, Inc. (a)	6,284	1,246,871
		4,222,999

Healthcare-Products - 3.0%
Natera, Inc. (a)	5,937	839,551

Internet - 6.5%
Amazon.com, Inc. (a)	8,056	1,532,734
Okta, Inc. (a)	2,712	285,357
		1,818,091

Pharmaceuticals - 8.6%
AbCellera Biologics, Inc. (a)	115,391	257,322
Eli Lilly & Co.	1,625	1,342,104
Novo Nordisk AS - ADR	11,312	785,505
		2,384,931

Semiconductors - 16.1%
Advanced Micro Devices, Inc. (a)	11,928	1,225,483
ARM Holdings PLC - ADR (a)	6,644	709,513
NVIDIA Corp.	23,516	2,548,664
		4,483,660

Software - 46.9%(b)
Cloudflare, Inc. - Class A (a)	21,993	2,478,391
Datadog, Inc. - Class A (a)	11,950	1,185,559
Elastic N.V. (a)	18,828	1,677,575
MongoDB, Inc. (a)	6,419	1,125,893
Samsara, Inc. - Class A (a)	57,689	2,211,219
Schrodinger, Inc. (a)	34,366	678,385
SentinelOne, Inc. - Class A (a)	58,972	1,072,111
ServiceNow, Inc. (a)	1,123	894,065
Snowflake, Inc. - Class A (a)	11,919	1,742,081
		13,065,279
TOTAL COMMON STOCKS (Cost $30,756,238)		27,628,382

SHORT-TERM INVESTMENTS - 0.9%		Value
Money Market Funds - 0.9%	Shares
First American Treasury Obligations Fund - Class X, 4.25% (c)	241,609	241,609
TOTAL SHORT-TERM INVESTMENTS (Cost $241,609)		241,609

TOTAL INVESTMENTS - 100.0% (Cost $30,997,847)		27,869,991
Liabilities in Excess of Other Assets - (0.0)% (d)		(4,683)
TOTAL NET ASSETS - 100.0%		$27,865,308
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.
(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

TrueShares Technology AI & Deep Learning ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$27,628,382	$–	$–	$27,628,382
Money Market Funds	241,609	–	–	241,609
Total Investments	$27,869,991	$–	$–	$27,869,991

Refer to the Schedule of Investments for further disaggregation of investment categories.